Exhibit 99.2

Consolidated Financial Statements

(Unaudited)

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

March 31, 2012

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Financial Statements (Unaudited)

March 31, 2012

Contents

Consolidated Portfolio Asset Allocation	2

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Notes to Consolidated Financial Statements	13
Consolidated Schedule of Changes in Investments in Affiliates	27
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	28

Supplemental Information

Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

March 31, 2012

Percent of Cash
Industry	and Investments

Nonferrous Metal (except Aluminum) Production and Processing	11.2%
Wired Telecommunications Carriers	7.3%
Commercial and Industrial Machinery and Equipment Rental and Leasing	6.4%
Metal and Mineral (except Petroleum) Merchant Wholesalers	6.0%
Scheduled Air Transportation	4.9%
Business Support Services	4.8%
Architectural, Engineering, and Related Services	4.7%
Gambling Industries	4.5%
Full-Service Restaurants	3.9%
Data Processing, Hosting, and Related Services	3.7%
Grocery Stores	3.5%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.5%
Motion Picture and Video Industries	3.5%
Scientific Research and Development Services	3.3%
Electronic Shopping and Mail-Order Houses	3.3%
Software Publishers	3.1%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	2.7%
Motor Vehicle Parts Manufacturing	2.6%
Communications Equipment Manufacturing	2.2%
Radio and Television Broadcasting	2.0%
Other Financial Investment Activities	1.9%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	1.1%
Nonmetallic Mineral Mining and Quarrying	0.9%
Oil and Gas Extraction	0.9%
Support Activities for Mining	0.8%
Depository Credit Intermediation	0.4%
Semiconductor and Other Electronic Component Manufacturing	0.1%
Electric Power Generation, Transmission and Distribution	0.0%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	6.8%
Total	100.0%

2

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

March 31, 2012

Assets
Investments, at fair value:
Unaffiliated issuers (cost $388,815,024)	$296,010,986
Controlled companies (cost $26,711,048)	929,090
Other affiliates (cost $83,007,655)	107,177,284
Total investments (cost $498,533,727)	404,117,360

Cash and cash equivalents	29,546,412
Accrued interest income:
Unaffiliated issuers	4,867,967
Affiliates	1,258,274
Receivable for investments sold	3,330,710
Deferred debt issuance costs	1,027,742
Unrealized appreciation on swaps	48,520
Prepaid expenses and other assets	1,722,662
Total assets	445,919,647

Liabilities
Credit facility payable	42,000,000
Payable for investments purchased	25,964,678
Distributions payable	5,400,000
Payable to the Investment Manager	669,362
Management and advisory fees payable	565,599
Interest payable	64,261
Accrued expenses and other liabilities	842,524
Total liabilities	75,506,424

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	509,725
Total preferred limited partner interests	134,509,725

Net assets applicable to common shareholders	$235,903,498

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares
issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,742,957
Accumulated net investment income	16,435,564
Accumulated net realized losses	(50,673,942)
Accumulated net unrealized depreciation	(94,601,500)
Net assets applicable to common shareholders	$235,903,498

Common stock, NAV per share	$563.07

See accompanying notes.

3

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (77.46%)
Bank Debt (51.17%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.16%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%,
2.5% LIBOR Floor, due 11/15/13	$702,850	$701,313	0.16%

Business Support Services (4.49%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%,
due 12/29/15	$19,096,963	19,478,902	4.49%

Commercial and Industrial Machinery and Equipment Rental and Leasing (6.38%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$10,411,593	10,411,593	2.40%
Sky Funding AMR Lease Portfolio, Senior Subordinated 1st Lien Term Loan, 10%,
due 9/6/16 - (Ireland)	$17,000,000	17,280,500	3.98%
Total Commercial and Industrial Machinery and Equipment Rental and Leasing		27,692,093

Communications Equipment Manufacturing (2.20%)
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	$9,951,762	9,528,812	2.20%

Data Processing, Hosting, and Related Services (1.74%)
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%,
1.25% LIBOR Floor, due 9/22/17	$7,462,511	7,537,136	1.74%

Electronic Shopping and Mail-Order Houses (3.02%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$12,827,316	13,083,862	3.02%

Full-Service Restaurants (3.40%)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18 (2)	$5,061,923	5,061,923	1.17%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16 (2)	$3,744,657	3,744,657	0.86%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK,
due 3/19/16 (2)	$5,928,959	5,928,959	1.37%
Total Full-Service Restaurants		14,735,539

Gambling Industries (3.62%)
Golden Gaming, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7% Cash + 1% PIK,
2% LIBOR Floor, due 4/15/16	$16,000,000	15,680,000	3.62%

Grocery Stores (3.55%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%,
1.5% LIBOR Floor, due 12/28/15	$15,000,000	15,375,000	3.55%

4

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (1.11%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%,
4.5% Prime Floor, due 10/1/13	$288,959	$283,180	0.07%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor,
due 10/1/13	$4,588,099	4,496,337	1.04%
Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		4,779,517

Motion Picture and Video Industries (3.45%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	7,948,274	1.83%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,043,685	1.62%
Total Motion Picture and Video Industries		14,991,959

Motor Vehicle Parts Manufacturing (2.56%)
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%,
1.5% LIBOR Floor, due 12/1/16	$10,972,500	11,109,656	2.56%
Other Financial Investment Activities (1.87%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan,
LIBOR + 5%, due 12/14/14	$20,124,488	8,108,809	1.87%

Radio and Television Broadcasting (1.96%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6.5%, 1.5% LIBOR Floor,
due 7/10/17	$8,000,000	8,000,000	1.84%
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%,
1.5% LIBOR Floor, due 4/29/18	$500,000	508,750	0.12%
Total Radio and Television Broadcasting		8,508,750

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (1.75%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan,
LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$7,687,285	7,610,412	1.75%

Scheduled Air Transportation (2.99%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (2)	$461,798	615,345	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (2)	$464,627	622,135	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (2)	$345,286	393,454	0.09%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (2)	$461,572	546,732	0.13%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (2)	$545,541	730,480	0.17%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (2)	$4,382,364	4,925,777	1.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (2)	$4,503,832	5,109,598	1.18%
Total Scheduled Air Transportation		12,943,521

5

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Software Publishers (3.13%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor,
due 10/4/18	$13,615,875	$13,571,201	3.13%

Support Activities for Mining (0.05%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor,
due 5/13/14 - (Norway)	$228,803	228,803	0.05%

Wired Telecommunications Carriers (3.74%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (4)	€2,084,507	1,877,416	0.43%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%,
2% LIBOR Floor, due 4/15/15	$8,542,700	8,108,449	1.87%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€4,927,730	4,339,546	1.00%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3), (4)	€4,736,002	1,895,774	0.44%
Total Wired Telecommunications Carriers		16,221,185

Total Bank Debt (Cost $222,387,242)		221,886,470

Other Corporate Debt Securities (26.29%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (2.55%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$8,345,000	8,511,733	1.96%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$2,582,000	2,569,090	0.59%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		11,080,823

Architectural, Engineering, and Related Services (2.41%)
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK,
due 11/1/14	$4,082,736	3,858,186	0.89%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
6% Cash + 10% PIK, due 12/31/19 (2), (5)	$6,572,593	6,572,593	1.52%
Total Architectural, Engineering, and Related Services		10,430,779

Data Processing, Hosting, and Related Services (1.75%)
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19 (5)	$7,577,281	7,577,281	1.75%

Gambling Industries (0.93%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$5,169,000	4,018,898	0.93%

Metal and Mineral (except Petroleum) Merchant Wholesalers (5.95%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16 (5)	$12,500,000	12,406,250	2.86%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$13,076,000	13,402,900	3.09%
Total Metal and Mineral (except Petroleum) Merchant Wholesalers		25,809,150

6

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Nonferrous Metal (except Aluminum) Production and Processing (4.31%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK,
due 4/15/15 (2), (5)	$18,000,000	$18,689,994	4.31%

Oil and Gas Extraction (0.95%)
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	$4,000,000	4,105,000	0.95%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (1.77%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	7,664,080	1.77%

Scientific Research and Development Services (3.34%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17 (5)	$15,000,000	14,475,000	3.34%

Wired Telecommunications Carriers (2.33%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$8,945,000	9,414,613	2.17%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€20,523,306	684,606	0.16%
Total Wired Telecommunications Carriers		10,099,219

Total Other Corporate Debt Securities (Cost $141,415,885)		113,950,224

Total Debt Investments (Cost $363,803,127)		335,836,694

Equity Securities (15.74%)
Architectural, Engineering, and Related Services (2.27%)
Alion Science & Technology Corporation, Warrants (3)	3,325	33	-
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	20,297	3,389,464	0.78%
ESP Holdings, Inc., Common Stock (2), (3), (5), (6)	88,670	6,440,899	1.49%
Total Architectural, Engineering, and Related Services		9,830,396

Business Support Services (0.35%)
STG-Fairway Holdings, LLC, Class A Units (3), (5)	80,396	1,508,716	0.35%

Data Processing, Hosting, and Related Services (0.21%)
Anacomp, Inc., Class A Common Stock (2), (3), (5), (6)	1,255,527	929,090	0.21%

Depository Credit Intermediation (0.38%)
Doral Financial Corporation, Common Stock (3)	1,077,795	1,659,804	0.38%

Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Generating Company, Residual Claim (3)	1,830,453	51,253	0.01%

Electronic Shopping and Mail-Order Houses (0.28%)
Shop Holding, LLC, Class A Units (3), (5)	490,037	932,533	0.21%
Shop Holding, LLC, Warrants to Purchase Class A Units (3), (5)	326,691	295,103	0.07%
Total Electronic Shopping and Mail-Order Houses		1,227,636

7

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Full-Service Restaurants (0.46%)
RM Holdco, LLC, Membership Units (2), (3), (5), (6)	13,161,000	$2,010,777	0.46%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (3), (5)	33	18,507	-

Nonferrous Metal (except Aluminum) Production and Processing (6.85%)
International Wire Group Holdings, Inc., Common Stock (2), (5), (6)	1,979,441	29,721,307	6.85%

Nonmetallic Mineral Mining and Quarrying (1.04%)
EPMC HoldCo, LLC, Membership Units (2), (5), (6)	1,312,720	4,509,193	1.04%

Other Amusement and Recreation Industries (0.01%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	6,058	30,169	0.01%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	10,924	1	-
Total Other Amusement and Recreation Industries		30,170

Scheduled Air Transportation (1.89%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (2), (5), (6)	37	506,014	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (2), (5), (6)	36	496,029	0.11%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (2), (5), (6)	50	776,889	0.18%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (2), (5), (6)	43	682,047	0.16%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (2), (5), (6)	36	537,716	0.12%
United N659UA-767, LLC (N659UA) (2), (5), (6)	245	2,627,456	0.61%
United N661UA-767, LLC (N661UA) (2), (5), (6)	238	2,537,846	0.59%
Total Scheduled Air Transportation		8,163,997

Semiconductor and Other Electronic Component Manufacturing (0.05%)
AIP/IS Holdings, LLC, Membership Units (3), (5)	352	229,684	0.05%

Support Activities for Mining (0.74%)
DeepOcean Group Holding AS, Common Stock - (Norway) (3), (5)	145,824	3,187,827	0.74%

Wired Telecommunications Carriers (1.20%)
Integra Telecom, Inc., Common Stock (3), (5)	1,274,522	5,169,545	1.19%
Integra Telecom, Inc., Warrants (3), (5)	346,939	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	2,455,500	32,764	0.01%
Total Wired Telecommunications Carriers		5,202,309

Total Equity Securities (Cost $134,730,600)		68,280,666

Total Investments (Cost $498,533,727) (7)		404,117,360

8

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2012

Showing Percentage of Total Cash and Investments of the Company

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Cash and Cash Equivalents (6.80%)
Wells Fargo & Company, Overnight Repurchase Agreement, 1.00%,
Collateralized by Freddie Mac Note		$4,386,142	$4,386,142	1.01%
Union Bank of California, Commercial Paper, 0.08%, due 4/2/12		$20,000,000	19,999,956	4.61%
Cash Denominated in Foreign Currencies	CAD	15,078	15,098	-
Cash Denominated in Foreign Currencies		€3,511,489	4,685,380	1.08%
Cash Denominated in Foreign Currencies		£35,597	56,984	0.01%
Cash Held on Account at Various Institutions		$402,852	402,852	0.09%
Total Cash and Cash Equivalents			29,546,412

Total Cash and Investments			$433,663,772	100.00%

Notes to Statement of Investments:

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	Includes investments with an aggregate market value of $777,500 that have been segregated to collateralize certain unfunded commitments.

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $75,156,755 and $46,076,803, respectively.

Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2012 was $358,327,636, or 82.63% of total cash and investments of the Company.

Swaps at March 31, 2012 were as follows:

Investment	Notional Amount	Fair Value

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$48,520

See accompanying notes.

9

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Three Months Ended March 31, 2012

Investment income
Interest income:
Unaffiliated issuers	$8,152,548
Affiliates	1,682,714
Dividend income:
Affiliates	1,811,189
Other income:
Affiliates	167,874
Total investment income	11,814,325

Operating expenses
Management and advisory fees	1,696,797
Professional fees relating to the BDC Conversion (Note 9)	411,523
Amortization of deferred debt issuance costs	109,771
Legal fees, professional fees and due diligence expenses	90,785
Commitment fees	62,208
Director fees	53,500
Interest expense	46,519
Insurance expense	28,891
Custody fees	23,034
Other operating expenses	53,195
Total expenses	2,576,223

Net investment income before income taxes	9,238,102

Excise tax expense	502,978

Net investment income	8,735,124

Net realized and unrealized gain (loss)
Net realized gain (loss):
Investments in unaffiliated issuers	(5,981,289)
Investments in affiliates	718,845
Net realized loss	(5,262,444)
Net change in net unrealized appreciation/depreciation	374,743
Net realized and unrealized loss	(4,887,701)

Dividends paid on Series A preferred equity facility	(371,492)
Net change in accumulated dividends on Series A preferred equity facility	(43,307)

Net increase in net assets applicable to common shareholders
resulting from operations	$3,432,624

See accompanying notes.

10

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Three Months Ended
	March 31, 2012	Year Ended
	(Unaudited)	December 31, 2011

Net assets applicable to common shareholders, beginning of period	$237,870,874	$264,187,584

Net investment income	8,735,124	45,607,726
Net realized gain (loss)	(5,262,444)	18,079,789
Net change in unrealized appreciation/depreciation	374,743	(56,958,670)
Dividends on Series A preferred equity facility	(371,492)	(1,456,281)
Net change in accumulated dividends on Series A preferred
equity facility	(43,307)	(88,549)
Dividends to Series Z preferred shareholders from net
investment income	-	(752)
Net change in reserve for dividends to Series Z preferred
shareholders	-	27
Net increase in net assets applicable to common shareholders
resulting from operations	3,432,624	5,183,290

Distributions to common shareholders from:
Net investment income	(5,400,000)	(31,500,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of $16,435,564
and $13,515,239 respectively)	$235,903,498	$237,870,874

See accompanying notes.

11

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2012

Operating activities
Net increase in net assets applicable to common shareholders resulting
from operations	$3,432,624
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	5,262,444
Net change in unrealized appreciation/depreciation	(515,367)
Dividends paid on Series A preferred equity facility	371,492
Net change in accumulated dividends on Series A preferred equity facility	43,307
Accretion of original issue discount	(143,604)
Net accretion of market discount/premium	(556,441)
Interest and dividend income paid in kind	(754,214)
Amortization of deferred debt issuance costs	109,771
Changes in assets and liabilities:
Purchases of investment securities	(74,402,541)
Proceeds from sales, maturities and paydowns of investments	46,076,803
Decrease in accrued interest income - unaffiliated issuers	637,460
Increase in accrued interest income - affiliates	(474,898)
Decrease in receivable for investments sold	966,560
Decrease in prepaid expenses and other assets	42,618
Increase in payable for investments purchased	25,696,767
Increase in payable to the Investment Manager	443,261
Decrease in interest payable	(11,407)
Decrease in accrued expenses and other liabilities	(138,409)
Net cash provided by operating activities	6,086,226

Financing activities
Proceeds from draws on credit facility	57,000,000
Principal repayments on credit facility	(44,000,000)
Dividends paid on Series A preferred equity facility	(371,492)
Net cash used in financing activities	12,628,508

Net increase in cash and cash equivalents	18,714,734
Cash and cash equivalents at beginning of period	10,831,678
Cash and cash equivalents at end of period	$29,546,412

Supplemental cash flow information
Interest payments	$57,926
Tax payments	502,978

See accompanying notes.

12

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

March 31, 2012

1. Organization and Nature of Operations

As of March 31, 2012, Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, was registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high-yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses. On April 2, 2012, the Company converted into a Delaware corporation and elected to be treated as a business development company under the Investment Company Act of 1940 (Note 9).

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

13

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

1. Organization and Nature of Operations (continued)

Company Structure

Total capitalization of the consolidated Company at March 31, 2012 was approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), and $116 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”). The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

As of March 31, 2012, the Company was scheduled to liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. As of March 31, 2012, the Partnership was scheduled to liquidate and distribute its assets and be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement prohibited liquidation of the Company and the Partnership, respectively, prior to July 31, 2016 if the Series A Preferred were not redeemed in full prior to such liquidation.

Preferred Equity Facility

At March 31, 2012, the Partnership had 6,700 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of March 31, 2012, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit’s cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

14

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interest. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

15

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets.  The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant:  available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of March 31, 2012 were as follows:

EBITDA Multiples	3.8x to 10.0x
Market Yields	5.4% to 23.0%

Significant increases or decreases in any of the above inputs in isolation would result in a significantly lower or higher fair value measurement.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

16

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

At March 31, 2012, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$4,018,898	$1,659,804
2	Other observable market inputs*	36,706,734	95,096,846	33
3	Independent third-party pricing sources that employ significant unobservable inputs	185,179,736	7,257,199	65,362,125
3	Investment Manager valuations with significant unobservable inputs	-	7,577,281	1,258,704
Total		$221,886,470	$113,950,224	$68,280,666

* For example, quoted prices in inactive markets or quotes for comparable investments.

Changes in investments categorized as Level 3 during the three months ended March 31, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$159,949,811	$24,061,229	$68,114,764
Net realized and unrealized losses	(1,627,963)	(6,014,577)	(1,867,198)
Acquisitions	55,001,848	(6,709,453)	2,531,063
Dispositions	(28,143,960)	-	(3,416,504)
Transfers out of Level 3†	-	(4,080,000)	-
Ending balance	$185,179,736	$7,257,199	$65,362,125

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(1,588,797)	$(676,454)	$(1,459,067)

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.

17

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$51,436	$7,464,188	$1,252,190
Net realized and unrealized gains	-	75,395	102,652
Acquisitions	-	37,698	-
Transfers out of Level 3#	-	-	(147,574)
Reclassifications within Level 3##	(51,436)	-	51,436
Ending balance	$-	$7,577,281	$1,258,704

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$75,395	$102,652

# Comprised of one investment that transferred to Level 2 due to increased trading volumes.

## Comprised of claims in the liquidation of a portfolio company that were reclassified as equity.

There were no transfers between Level 1 and 2 during the three months ended March 31, 2012.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

18

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2012, the Partnership held foreign currency denominated investments comprising approximately 2.2% of the Partnership’s total investments. Such positions were converted at the closing rate in effect at March 31, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

19

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap, forward currency and option transactions. All derivatives are recognized as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Gains and losses from derivative transactions during the three months ended March 31, 2012 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross currency basis swap	$-	$(123,904)

Valuations of swaps held at March 31, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs of approximately $3.5 million were incurred during 2006 in connection with placing the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high-yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

20

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the partners’ income tax returns. As of March 31, 2012, all tax years of the Company and the Partnership since January 1, 2007 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Cost of the investments (including derivatives) of the Partnership, unrealized appreciation and unrealized depreciation for U.S. federal income tax purposes at March 31, 2012 were as follows:

Unrealized appreciation	$31,965,451
Unrealized depreciation	(126,333,298)
Net unrealized depreciation	(94,367,847)

Cost	$498,533,727

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 was issued to converge guidance from the FASB and the International Accounting Standards Board on measuring fair value and for disclosing information about fair value measurements.  The changes include a consistent definition of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values, such as additional quantitative information about significant unobservable inputs and a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs.  The provisions of ASU 2011-04 were effective for the Company on January 1, 2012.  The Company’s adoption of ASU 2011-04 resulted in increased disclosures around fair value but did not impact the measurement of fair value of the Company’s investments.

21

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

3. Allocations and Distributions

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses.

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders are determined by its
Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of March 31, 2012, the Company had declared $197,897,000 in distributions to the common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

22

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

4. Management and Advisory Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit’s cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at March 31, 2012 was 0.68%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of March 31, 2012, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

23

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $402,714 at March 31, 2012.

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties.  From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.  At March 31, 2012, the Company had a payable to the Partnership, and the Partnership had a receivable from the Company, in the amount of $52,148, as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership.  At March 31, 2012, amounts reimbursable to the Investment Manager totaled $669,362, as reflected in the Consolidated Statement of Assets and Liabilities.

8. Series Z Preferred Capital

The Company issued, at inception, 47 shares of Series Z preferred interests. The Series Z preferred shares had a liquidation preference of $500 per share plus accumulated but unpaid dividends and paid dividends at an annual rate equal to 8% of the liquidation preference. On May 24, 2011, the Company redeemed all of the outstanding Series Z preferred shares.

9.  Subsequent Events

On April 2, 2012, as described in its Form N-2 as filed with the SEC on the same day, the Company converted from a Delaware limited liability company into a Delaware corporation and elected to be treated as a business development company under the Investment Company Act of 1940, extended its life indefinitely. Through this conversion (the “BDC Conversion”), the Company changed its name to TCP Capital Corp. (“TCPC”) and assumed the business activities of the Company.  The existing shares of the Company were converted to 15,725,635 shares of TCPC.  On April 3, 2012, TCPC priced its initial public offering of 5,750,000 shares of new common stock at $14.75 per share for total gross proceeds of approximately $84.8 million. The Company granted the underwriters a 30-day option to purchase up to 862,500 additional shares of its common stock to cover overallotments, which expired unexercised. The Company's common stock began trading on April 4, 2012 on the NASDAQ Global Select Market under the symbol “TCPC.”  In connection with the BDC Conversion, Babson Capital Management LLC resigned as Co-Manager of both the Company and the Partnership.

On April 3, 2012 the Board of Directors declared a second quarter cash dividend of $0.34 per new share. The second quarter dividend is payable on June 29, 2012 to stockholders of record as of the close of business on June 15, 2012.

24

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

10. Financial Highlights

Three Months Ended
March 31, 2012

Per Common Share
Net asset value, beginning of period	$567.77

Investment operations:
Net investment income	20.85
Net realized and unrealized gain (loss)	(11.67)
Dividends on Series A preferred equity facility	(0.89)
Net change in accumulated dividends on Series A
preferred equity facility	(0.10)

Total from investment operations	8.19

Distributions to common shareholders from:
Net investment income	(12.89)
Total distributions to common shareholders	(12.89)

Net asset value, end of period	$563.07

Return on invested assets (1), (2)	2.0%

Gross return to common shareholders (1)	1.5%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP (1)	0.0%
Return to common shareholders (1), (3)	1.5%

25

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2012

10. Financial Highlights (continued)

Three Months Ended
March 31, 2012

Ratios to average common equity: (4), (6)
Net investment income (5)	15.7%
Expenses	3.8%
Expenses and General Partner allocation	3.8%

Ending common shareholder equity	$235,903,498
Portfolio turnover rate (1)	12.2%
Weighted-average debt outstanding	$19,747,253
Weighted-average interest rate on debt	0.9%
Weighted-average number of shares	418,956
Average debt per share	$47.13

Annualized Inception-to-Date Performance Data as of March 31, 2012:

Return on invested assets (1), (2)	4.0%
Internal rate of return (7)	0.8%

(1)	Not annualized.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized, except for professional fees relating to the BDC conversion, excise taxes and allocations to the General Partner. Expense ratios exclude excise taxes

(5)	Net of income and expense allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Net of dividends on the preferred equity facility of the Partnership, allocation to the General Partner, and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

26

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Three Months Ended March 31, 2012

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Class A Common Stock	$ 740,761	$ -	$ -	$ 929,090
EPMC HoldCo, LLC, Membership Units	5,264,007	-	-	4,509,193
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,287,872	-	-	3,389,464
ESP Holdings, Inc., Common Stock	7,473,887	-	-	6,440,899
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
6% Cash + 10% PIK, due 12/31/19	6,240,393	363,247	-	6,572,593
International Wire Group Holdings, Inc., Common Stock	30,077,606	-	-	29,721,307
International Wire Group Holdings, Inc., Senior Notes,
11.5% Cash or 12.25% PIK, due 4/15/15	18,180,000	-	-	18,689,994
RM Holdco, LLC, Membership Units	-	2,010,777	-	2,010,777
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	-	5,061,923	-	5,061,923
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%,
due 3/19/16	-	3,744,657	-	3,744,657
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B,
12% Cash + 7% PIK, due 3/19/16	-	5,928,959	-	5,928,959
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	624,066	-	(15,499)	615,345
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	630,208	-	(15,166)	622,135
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	414,963	-	(28,723)	393,454
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	563,575	-	(25,738)	546,732
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	739,958	-	(17,807)	730,480
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	5,014,613	-	(211,876)	4,925,777
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	5,192,014	-	(205,477)	5,109,598
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	467,137	15,499	(8,979)	506,014
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	458,665	15,166	(8,832)	496,029
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	686,303	28,723	(11,301)	776,889
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	612,589	25,738	(11,853)	682,047
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	498,602	17,807	(11,694)	537,716
United N659UA-767, LLC (N659UA)	2,274,815	211,876	(168,678)	2,627,456
United N661UA-767, LLC (N661UA)	2,205,523	205,477	(165,759)	2,537,846

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

27

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2012

Investment	Acquisition Date	Cost

AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$ -
Bally Total Fitness Holding Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12	14,458,200
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
DeepOcean Group Holding AS, Common Stock	5/13/11	3,477,627
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	8,753,309
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011	1,396
Shop Holding, LLC, Class A Units	6/2/11	462,576
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11	7,427,281

28

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

March 31, 2012

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$296,010,986	$-	$296,010,986
Investment in subsidiary	236,296,582	-	(236,296,582)	-
Controlled companies	-	929,090	-	929,090
Other affiliates	-	107,177,284	-	107,177,284
Total investments	236,296,582	404,117,360	(236,296,582)	404,117,360

Cash and cash equivalents	-	29,546,412	-	29,546,412
Distribution receivable from subsidiary	5,400,000	-	(5,400,000)	-
Accrued interest income	-	6,126,241	-	6,126,241
Receivable for investment securities sold	-	3,330,710	-	3,330,710
Deferred debt issuance costs	-	1,027,742	-	1,027,742
Unrealized appreciation on swaps	-	48,520	-	48,520
Receivable from parent	-	52,148	(52,148)	-
Prepaid expenses and other assets	398,454	1,324,208	-	1,722,662
Total assets	242,095,036	445,573,341	(241,748,730)	445,919,647

Liabilities
Credit facility payable	-	42,000,000	-	42,000,000
Payable for investment securities purchased	-	25,964,678	-	25,964,678
Distributions payable	5,400,000	5,400,000	(5,400,000)	5,400,000
Payable to the Investment Manager	561,788	107,574	-	669,362
Management and advisory fees payable	-	565,599	-	565,599
Interest payable	-	64,261	-	64,261
Payable to subsidiary	52,148	-	(52,148)	-
Accrued expenses and other liabilities	177,602	664,922	-	842,524
Total liabilities	6,191,538	74,767,034	(5,452,148)	75,506,424

Preferred equity facility
Series A preferred limited partner interests	-	134,000,000	-	134,000,000
Accumulated dividends on Series A preferred equity facility	-	509,725	-	509,725
Total preferred limited partner interests	-	134,509,725	-	134,509,725
Net assets	$235,903,498	$236,296,582	$(236,296,582)	$235,903,498

Composition of net assets
Common stock	$419	$-	$-	$419
Additional paid-in capital	364,742,957	358,636,781	(358,636,781)	364,742,957
Distributable earnings	(128,839,878)	(122,340,199)	122,340,199	(128,839,878)
Net assets	$235,903,498	$236,296,582	$(236,296,582)	$235,903,498

29

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Three Months Ended March 31, 2012

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$-	$8,152,548	$-	$8,152,548
Other affiliates	-	1,682,714	-	1,682,714
Dividend income:
Other affiliates	-	1,811,189	-	1,811,189
Other income:
Other affiliates	-	167,874	-	167,874
Total interest and related investment income	-	11,814,325	-	11,814,325

Operating expenses
Management and advisory fees	-	1,696,797	-	1,696,797
Professional fees relating to the BDC Conversion	133,333	278,190	-	411,523
Amortization of deferred debt issuance costs	-	109,771	-	109,771
Legal fees, professional fees and due diligence expenses	(9,445)	100,230	-	90,785
Commitment fees	-	62,208	-	62,208
Director fees	17,833	35,667	-	53,500
Interest expense	-	46,519	-	46,519
Insurance expense	9,630	19,261	-	28,891
Custody fees	875	22,159	-	23,034
Other operating expenses	2,452	50,743	-	53,195
Total expenses	154,678	2,421,545	-	2,576,223

Net investment income before income taxes	(154,678)	9,392,780	-	9,238,102

Excise tax expense	502,978	-	-	502,978

Net investment income	(657,656)	9,392,780	-	8,735,124

Net realized and unrealized gain (loss)
Net realized gain (loss):
Investments in unaffiliated issuers	-	(5,981,289)	-	(5,981,289)
Investments in affiliates	-	718,845	-	718,845
Net realized loss	-	(5,262,444)	-	(5,262,444)
Net change in unrealized appreciation/depreciation	4,090,280	374,743	(4,090,280)	374,743
Net realized and unrealized gain (loss)	4,090,280	(4,887,701)	(4,090,280)	(4,887,701)

Dividends paid on Series A preferred equity facility	-	(371,492)	-	(371,492)
Net change in accumulated dividends on Series A preferred
equity facility	-	(43,307)	-	(43,307)

Net increase in net assets resulting from operations	$3,432,624	$4,090,280	$(4,090,280)	$3,432,624

30